UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2008

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street

Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                                Compensatory Arrangements of Certain Officers.

As first reported on the Current Report on Form 8-K filed March 8, 2007, Mothers Work, Inc. (the “Company”) is a party to Supplemental Executive Retirement Agreements (the “SERP Agreements”) with its Chairman and Chief Executive Officer, Dan Matthias and with its President and Chief Creative Officer, Rebecca Matthias.  In connection with the adoption of the SERP Agreements, the Company created a grantor trust (the “Grantor Trust”) for the purpose of accumulating assets in anticipation of its payment obligations under the SERP Agreements.  The SERP Agreements provide that the Company will make annual contributions to the Grantor Trust to enable the assets of the Grantor Trust to approximate the actuarial present value of the benefits then accrued under the SERP Agreements.  The terms of the SERP Agreements and the Rabbi Trust also provide that the assets of the Grantor Trust are generally to be used only to discharge the Company’s obligations under the SERP Agreements (or, in the event of the Company’s insolvency, for the benefit of the Company’s general creditors).

On May 20, 2008, the Company, entered into (i) a Letter Agreement (the “Letter Agreement”) with Dan Matthias, Rebecca Matthias and Wachovia Bank, National Association (the “Trustee”), and (ii) an amendment to the Grantor Trust agreement with the Trustee (the “Amendment”, and together with the Letter Agreement, the “Agreements”).  The Agreements amend the SERP Agreements and the Grantor Trust agreement to provide for the Company to deliver currently an irrevocable standby letter of credit to the Trustee in an amount equal to the Company’s current funding obligation under the SERP Agreements (which is $3,885,258).  The Agreements then provide for distribution by the Trustee to the Company of the assets currently held in the Grantor Trust.

The amendments effected by the Agreements also allow for the issuance, from time to time, of irrevocable standby letters of credit, or the increase of size of an irrevocable standby letter of credit already held by the Trustee, in lieu of any deposit to the Grantor Trust otherwise required in the future.  In addition, the Agreements permit the Company, from time to time at its sole discretion, to reduce the size of any irrevocable standby letter of credit issued to the Trustee, so long as the Company simultaneously funds the Grantor Trust with an amount of cash equal to the amount of the reduction of the letter of credit.

The foregoing description is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01               Financial Statements and Exhibits

Exhibit No.	Description

10.1	Letter Agreement dated May 20, 2008 among Dan Matthias, Rebecca Matthias, Wachovia Bank, National Association and Mothers Work, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: May 22, 2008	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Chief Operating Officer & Chief Financial Officer